                AmeriCredit Automobile Receivables Trust 1999-C
                    Class A-1A 5.67375% Asset Backed Notes
                  Class A-1B Floating Rate Asset Backed Notes
                      Class A-2A 6.32% Asset Backed Notes
                  Class A-2B Floating Rate Asset Backed Notes
                       Class A-3 6.84% Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                      Class A-5 6.81% Asset Backed Notes
                      Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of August 13, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:    11/01/99
Monthly Period Ending:       11/30/99



I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
      A.       Beginning of period Aggregate Principal Balance                                                         $676,684,881
                                                                                                                       ------------

      B.       Purchase of Subsequent Receivables                                                                      300,001,711
                                                                                                                       ------------

      C.       Monthly Principal Amounts

           (1)     Collections on Receivables outstanding
                         at end of period                                                                20,168,918
                                                                                                        -----------
           (2)     Collections on Receivables paid off
                         during period                                                                    4,069,048
                                                                                                        -----------
           (3)      Receivables becoming Liquidated Receivables
                         during period                                                                    1,740,893
                                                                                                        -----------
           (4)      Receivables becoming Purchased Receivables
                         during period
           (5)      Cram Down Losses occurring during period
                                                                                                        -----------
           (6)      Other Receivables adjustments                                                            33,144
                                                                                                        -----------
           (7)       Less amounts allocable to Interest                                                 (11,670,613)
                                                                                                        -----------

           Total Monthly Principal Amounts                                                                               14,341,390
                                                                                                                       ------------

      D.       End of period Aggregate Principal Balance                                                               $962,345,202
                                                                                                                       ============

      E.       Pool Factor                                                                                               96.234522%
                                                                                                                       ============



II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                              Class A-1A     Class A-1B     Class A-2A     Class A-2B
                                                              ----------     ----------     ----------     ----------
      A.       Beginning of period Note Balance                 $26,537,588    $75,821,677    $69,500,000   $230,500,000
                                                              ----------------------------------------------------------
      B.       Noteholders' Principal Distributable Amount        3,309,143      9,454,694              0              0
      C.       Noteholders' Accelerated Principal Amount          1,453,282      4,152,235              0              0
      D.       Accelerated Payment Amount Shortfall                  19,869         56,767              0              0
      E.       Note Prepayment Amount                                     4             12              0              0
      F.       Deficiency Claim Amount                                    0              0              0              0
                                                              ----------------------------------------------------------


      G.       End of period Note Balance                       $21,755,290    $62,157,969    $69,500,000   $230,500,000
                                                              ==========================================================

      H.       Note Pool Factors                                62.1579714%    62.1579690%    100.000000%    100.000000%
                                                              ==========================================================



                                                               Class A-3      Class A-4      Class A-5                 TOTAL
                                                               ---------      ---------      ---------                 -----
      A.       Beginning of period Note Balance                $182,000,000   $283,000,000    $97,435,527              $964,794,792
                                                               ------------------------------------------              ------------
      B.       Noteholders' Principal Distributable Amount                0              0      1,577,553                14,341,390
      C.       Noteholders' Accelerated Principal Amount                  0              0              0                 5,605,517
      D.       Accelerated Payment Amount Shortfall                       0              0              0                    76,636
      E.       Note Prepayment Amount                                     0              0              0                        16
      F.       Deficiency Claim Amount                                    0              0              0                         0
                                                               ------------------------------------------              ------------


      G.       End of period Note Balance                      $182,000,000   $283,000,000    $95,857,974              $944,771,233
                                                               ==========================================              ============

      H.       Note Pool Factors                                100.000000%    100.000000%     95.857974%               94.4771233%
                                                               ==========================================              ============



III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:
      A.       Beginning of period Pre-Funding Account balance                                                       $300,001,727
                                                                                                                     ------------
      B.       Purchase of Subsequent Receivables                                                    (300,001,711)
                                                                                                     ------------
      C.       Investment Earnings                                                                        990,598
                                                                                                     ------------
      D.       Investment Earnings Transfer to Collections Account                                       (990,598)
                                                                                                     ------------
      E.       Payment of Mandatory Prepayment Amount                                                         (16)
                                                                                                     ------------
                                                                                                                    (300,001,727)
                                                                                                                     ------------
      F.       End of period Pre-Funding Account balance                                                                       $0
                                                                                                                     ============

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.       Total Monthly Principal Amounts                                                                        $14,341,390
                                                                                                                     ------------
      B.       Required Pro-forma Security Balance                                                    866,110,682
                                                                                                     ------------
      C.       Pro-forma Security Balance (Assuming 100% Paydown
                    of Total Monthly Principal Amounts)                                               950,453,402
                                                                                                     ------------
      D.       Step-down Amount  (B. - C.)                                                                                      0
                                                                                                                     ------------
      E.       Principal Distributable Amount  (A.- D.)                                                               $14,341,390
                                                                                                                     ------------


V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.       Beginning of period Capitalized Interest  Account balance                                               $2,500,014
                                                                                                                     ------------
      B.       Monthly Capitalized Interest Amount                                                       (534,180)
                                                                                                     ------------
      C.       Investment Earnings                                                                          9,153
                                                                                                     ------------
      D.       Investment Earnings Transfer to Collections Account                                         (9,153)
                                                                                                     ------------
      E.       Payment of Overfunded Capitalized Interest Amount                                       (1,965,834)
                                                                                                     ------------
      F.       Payment of Remaining Capitalized Interest Account                                                0
                                                                                                     ------------
                                                                                                                      (2,500,014)
                                                                                                                     ------------
      G.       End of period Capitalized Interest Account balance                                                              $0
                                                                                                                     ============

VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.       Available Funds:

           (1)     Collections on Receivables during period
                         (net of Liquidation Proceeds)                                                $24,237,966
                                                                                                     ------------
           (2)      Liquidation Proceeds collected
                         during period                                                                  1,005,539
                                                                                                     ------------
           (3)      Purchase Amounts deposited in Collection
                          Account
                                                                                                     ------------
           (4)   (a)       Investment Earnings - Collection Account                                       128,443
                                                                                                     ------------
                 (b)       Investment Earnings - Transfer From Prefunding Account                         990,598
                                                                                                     ------------
                 (c)       Investment Earnings - Transfer From Capitalized Interest Account                 9,153
                                                                                                     ------------
           (5)       Collection of Supplemental Servicing Fees
                 (a)       Extension Fees                                                                   2,626
                                                                                                     ------------
                 (b)       Repo and Recovery Fees Advanced                                                 35,296
                                                                                                     ------------
                 (c)       Other Fees                                                                      61,286
                                                                                                     ------------
           (6)       Monthly Capitalized Interest Amount                                                  534,180
                                                                                                     ------------
           (7)       Mandatory Prepayment Amount

           Total Available Funds                                                                                      27,005,087
                                                                                                                     ------------

      B.   Distributions:

           (1)      Base Servicing Fee and Supplemental Servicing Fees
                 (a)       Base Servicing Fee                                                           1,512,535
                                                                                                     ------------
                 (b)       Repo and Recovery Fees                                                          35,296
                                                                                                     ------------
                 (c)       Bank Service Charges                                                            13,185
                                                                                                     ------------
                 (d)       Other Fees                                                                      61,286
                                                                                                     ------------
           (2)      Agent fees                                                                                417
                                                                                                     ------------
           (3)      Refunds of Overpayments paid by AFS                                                    10,318
                                                                                                     ------------
           (4)      Noteholders' Interest Distributable Amount
                            (a)        Class A - 1A                                                       129,655
                                                                                                     ------------
                            (b)        Class A - 1B                                                       386,065
                                                                                                     ------------
                            (c)        Class A - 2A                                                       366,033
                                                                                                     ------------
                            (d)        Class A - 2B                                                     1,133,356
                                                                                                     ------------
                            (e)        Class A - 3                                                      1,037,400
                                                                                                     ------------
                            (f)         Class A - 4                                                     1,435,360
                                                                                                     ------------
                            (g)        Class A - 5                                                        552,947
                                                                                                     ------------

           (5)      Noteholders' Principal Distributable Amount
                            (a)        Class A - 1A                                                     3,309,143
                                                                                                     ------------
                            (b)        Class A - 1B                                                     9,454,694
                                                                                                     ------------
                            (c)        Class A - 2A                                                             0
                                                                                                     ------------
                            (d)        Class A - 2B                                                             0
                                                                                                     ------------
                            (e)        Class A - 3                                                              0
                                                                                                     ------------
                            (f)         Class A - 4                                                             0
                                                                                                     ------------
                            (g)        Class A - 5                                                      1,577,553
                                                                                                     ------------

           (6)      Security Insurer Premiums                                                             384,327
                                                                                                     ------------

           Total distributions                                                                                         21,399,570
                                                                                                                     ------------

      C.         Excess Available Funds  (or Deficiency Claim Amount )                                                  5,605,517
                                                                                                                     ------------

      D.         Noteholders' Accelerated Principal Amount                                                             (5,605,517)
                                                                                                                     ------------

      E.         Deposit to Spread Account                                                                                     $0
                                                                                                                     ============


                                       2


VII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.         Excess Available Funds (VI.C.)                                                        $5,605,517
                                                                                                     ------------
      B.         Pro Forma Security Balance (II.A.-II.B.)                                             950,453,402
                                                                                                     ------------
      C.         Required Pro Forma Security Balance (90% x (I.D.+III.F.)                             866,110,682
                                                                                                     ------------
      D.         Excess of Pro Forma Balance over Required Balance (B. - C.)                           84,342,720
                                                                                                     ------------
      E.         End of Period  Class A-1 Note Balance (before accel. payments)                        89,595,412
                                                                                                     ------------
      F.         Lesser of D. or E.                                                                    84,342,720
                                                                                                     ------------
      G.         Accelerated Principal Amount (lesser of  A. or F.)                                                    $5,605,517
                                                                                                                     ------------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.         Pro Forma Security Balance                                                          $950,453,402
                                                                                                     ------------
      B.         Required Pro Forma Security Balance                                                  866,110,682
                                                                                                     ------------
      C.         Excess of Pro Forma Balance over Required Balance (A. - B.)                           84,342,720
                                                                                                     ------------
      D.         End of Period  Class A-1 Note Balance (before accel. payments)                        89,595,412
                                                                                                     ------------
      E.         Greater of C. or D.                                                                   89,595,412
                                                                                                     ------------
      F.         Excess Available Funds  (VI.C.)                                                        5,605,517
                                                                                                     ------------
      G.         Investment Earnings on Collection Account                                                128,443
                                                                                                     ------------
      H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                                     $84,118,338
                                                                                                                     ------------

IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.       Beginning of period Spread Account balance                                                             $20,999,948
                                                                                                                     ------------

      B.       Additions to Spread Account
           (1)       Deposits from Collections Account (VI. E.)                                                 0
                                                                                                     ------------
           (2)       Investment Earnings                                                                   76,636
                                                                                                     ------------
           (3)       Deposits Related to Subsequent Receivables Purchases                               9,000,051
                                                                                                     ------------

           Total Additions                                                                                              9,076,687
                                                                                                                     ------------

      C.       Spread Account balance available for  withdrawals                                                       30,076,635
                                                                                                                     ------------

      D.       Requisite Amount of Spread Account
             (1)       Initial Spread Account Deposit                                                 $20,999,948
                                                                                                     ------------
             (2)       Subsequent Spread Account Deposits                                               9,000,051
                                                                                                     ------------
             (3)       Total Initial & Subsequent Spread Account Deposits (1)+(2)                      29,999,999
                                                                                                     ------------
             (4)       $100,000                                                                           100,000
                                                                                                     ------------
             (5)       1 1/2% of Original Pool Balance (total deliveries)                              15,000,000
                                                                                                     ------------
             (6)       End of period Note Balance (before accel. principal shortfall calc)            944,847,869
                                                                                                     ------------
             (7)       Lesser of (5) or (6)                                                            15,000,000
                                                                                                     ------------
             (8)       Floor Amount Greater of (4) or (7)                                              15,000,000
                                                                                                     ------------
             (9)       Aggregate Principal Balance                                                    962,345,202
                                                                                                     ------------
           (10)        End of period Note Balance (before accel. principal shortfall calc)            944,847,869
                                                                                                     ------------
           (11)        Line (9) less line (10)                                                         17,497,333
                                                                                                     ------------
           (12)        OC level (11) / (9)                                                                  1.82%
                                                                                                     ------------
           (13)      Spread Ending Balance as a Percentage of Aggregate Principal Balance                   3.12%
                                                                                                     ------------
           (14)      OC Percentage  (12) + (13)                                                             4.94%
                                                                                                     ------------
           (15)      13% less OC level, if OC percentage is greater than or equal to 13%                  n/a
                                                                                                     ------------
           (16)      If OC percentage is equal to or greater than 13%, Percent in
                               (15) x End of Period Aggregate Principal Balance                           n/a
                                                                                                     ------------
           (17)      If OC percentage is less than 13%, 3% of Original Pool
                               Balance (total deliveries)                                              29,999,999
                                                                                                     ------------
           (18)       15% of end of period Aggregate Principal Balance if Trigger Date                    n/a
                                                                                                     ------------

           Requisite Amount of Spread Account (either (3), (8),
                              (15), (16), or (17) as applicable)                                                       29,999,999
                                                                                                                     ------------

      E.       Withdrawals from Spread Account
           (1)       Priority First - Deficiency Claim Amount                                                   0
                                                                                                     ------------
           (2)       Priority Second through Third
                                                                                                     ------------
           (3)       Priority Fourth - Accelerated Payment Amount Shortfall              84,118,338
                                                                                         ----------
                         Accelerated Payment Amount Shortfall in Excess of
                         Requisite Amount                                                                  76,636
                                                                                                     ------------
           (4)       Priority Fifth through Sixth
                                                                                                     ------------
           (5)       Priority Seventh - to Servicer
                                                                                                     ------------

           Total withdrawals                                                                                               76,636
                                                                                                                     ------------


      F.       End of period Spread Account balance                                                                   $29,999,999
                                                                                                                     ------------




                                       3


X.         MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.       Beginning of period number of Receivables                                                                   49,915
                                                                                                                     ------------

      B.       Number of Subsequent Receivables Purchased                                                                  21,048
                                                                                                                     ------------

      C.       Number of Receivables becoming Liquidated
                      Receivables during period                                                                               132
                                                                                                                     ------------

      D.       Number of Receivables becoming Purchased
                      Receivables during period
                                                                                                                     ------------

      E.       Number of Receivables paid off during period                                                                   327
                                                                                                                     ------------

      F.       End of period number of Receivables                                                                         70,504
                                                                                                                     ============


XI.         STATISTICAL DATA:

      A.       Weighted Average APR of the Receivables                                                                     18.44%
                                                                                                                     ------------

      B.       Weighted Average Remaining Term of the Receivables                                                           55.78
                                                                                                                     ------------

      C.       Average Receivable Balance                                                                                 $13,650
                                                                                                                     ------------

      D.       Aggregate Realized Losses                                                                               $1,030,129
                                                                                                                     ------------




By:
           --------------------------------------
Name:      Preston A. Miller
           -----------------
Title:     Executive Vice President and Treasurer
           --------------------------------------
Date:      December 2, 1999
           ----------------

               AmeriCredit Automobile Receivables Trust 1999-C
                   Class A-1A 5.67375% Asset Backed Notes
                 Class A-1B Floating Rate Asset Backed Notes
                     Class A-2A 6.32% Asset Backed Notes
                 Class A-2B Floating Rate Asset Backed Notes
                      Class A-3 6.84% Asset Backed Notes
                  Class A-4 Floating Rate Asset Backed Notes
                      Class A-5 6.81% Asset Backed Notes
                            Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:    11/01/99
Monthly Period Ending:       11/30/99



I.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                            Class A-1A     Class A-1B     Class A-2A    Class A-2B
                                                            ----------     ----------     ----------    ----------
      A.       Preliminary End of period Note Balance       $21,755,290    $62,157,969    $69,500,000   $230,500,000
                                                            --------------------------------------------------------

      B.       Deficiency Claim Amount                                0              0              0              0

      C.       End of period Note Balance                   $21,755,290    $62,157,969    $69,500,000   $230,500,000
                                                            ========================================================

      D.       Note Pool Factors                            62.1579714%    62.1579690%    100.000000%    100.000000%
                                                            ========================================================


                                                           Class A-3      Class A-4       Class A-5                    TOTAL
                                                           ---------      ---------       ---------                    -----
      A.       Preliminary End of period Note Balance      $182,000,000   $283,000,000    $95,857,974                  $944,771,233
                                                           ------------   ------------    -----------                  ------------

      B.       Deficiency Claim Amount                                0              0              0                             0

      C.       End of period Note Balance                  $182,000,000   $283,000,000    $95,857,974                  $944,771,233
                                                           ============   ============    ===========                  ============

      D.       Note Pool Factors                            100.000000%    100.000000%     95.857974%                   94.4771233%
                                                           ============   ============    ===========                  ============



II.   RECONCILIATION OF SPREAD ACCOUNT:

      A.       Preliminary End of period Spread Account balance                                                         $29,999,999
                                                                                                                       ------------
      B.       Priority First - Deficiency Claim Amount from preliminary certificate                                              0
                                                                                                                       ------------

      C.       End of period Spread Account balance                                                                     $29,999,999
                                                                                                                       ------------

X.          PERFORMANCE TESTS:

      A.       Delinquency Ratio
           (1)      Receivables with Scheduled Payment
                          delinquent more than 60 days
                          at end of period                                                                $9,466,538
                                                                                                       -------------
           (2)      Purchased Receivables with Scheduled Payment delinquent
                          more than 60 days at end of period
                                                                                                       -------------
           (3)      Beginning of period Principal Balance                                                976,686,592
                                                                                                       -------------
           (4)      Delinquency Ratio (1)+(2) divided by (3)                                                                  0.97%
                                                                                                                       ------------
           (5)      Previous Monthly Period Delinquency Ratio                                                                 0.80%
                                                                                                                       ------------
           (6)      Second previous Monthly Period Delinquency Ratio                                                          0.15%
                                                                                                                       ------------
           (7)      Average Delinquency Ratio (4)+(5)+(6)
                         divided by 3                                                                                         0.64%
                                                                                                                       ------------
           (8)      Compliance (Delinquency Test Failure is a
                           Delinquency Ratio equal to or greater than 5.00%)                                                 yes
                                                                                                                       ------------




                                       1


      B.       Cumulative Default Rate
           (1)      Defaulted Receivables in Current Period                                               $4,773,762
                                                                                                       -------------
           (2)      Cumulative Defaulted Receivables Including
                         Defaulted Receivables in Current Period                                           8,761,629
                                                                                                       -------------
           (3)      Original Pool Balance                                                                999,999,984
                                                                                                       -------------
           (4)      Cumulative Default Rate (2) divided by (3)                                                                0.88%
                                                                                                                       ------------
           (5)      Compliance (Default Test Failure is a Cumulative
                           Default Rate equal to or greater than 5.26%.)                                                     yes
                                                                                                                       ------------


      C.       Cumulative Net Loss Rate
           (1)      Receivables becoming Liquidated Receivables during period                             $1,740,893
                                                                                                       -------------
           (2)      Purchased Receivables with Scheduled
                         Payment delinquent more than 30 days at end of period
                                                                                                       -------------
           (3)      Cram Down Losses occurring during period
                                                                                                       -------------
           (4)      Liquidation Proceeds collected during period                                          (1,005,539)
                                                                                                       -------------
           (5)      Net Losses during period (1)+(2)+(3)-(4)                                                 735,354
                                                                                                       -------------
           (6)      Net Losses since Initial Cut-off Date (Beginning of Period)                              294,775
                                                                                                       -------------
           (7)      Cumulative Net Loss Rate before 50% of 90 Day Delinquencies                                                0.10%
                                                                                                                       ------------
                    (5) + (6) divided by (9)
           (8)      50% of Receivables with Scheduled Payment delinquent
                         more than 90 days at end of period                                                1,980,987
                                                                                                       -------------
           (9)      Original Aggregate Principal Balance plus Pre-Funded Amount as
                         of the Closing Date                                                           1,000,000,000
                                                                                                       -------------
           (10)     Cumulative Net Loss Rate (5)+(6)+(8)
                         divided by (9)                                                                                       0.30%
                                                                                                                       ------------
           (11)     Compliance (Net Loss Test Failure is a
                         Net Loss Rate equal to or greater than 3.01%.)                                                    yes
                                                                                                                       ------------


      D.       Extension Rate
           (1)      Principal Balance of Receivables extended during current period                         $438,596
                                                                                                       -------------
           (2)      Beginning of Period Aggregate Principal Balance                                      976,686,592
                                                                                                       -------------
           (3)      Extension Rate (1) divided by (2)                                                                         0.04%
                                                                                                                       ------------
           (4)      Previous Monthly Extension Rate                                                                           0.05%
                                                                                                                       ------------
           (5)      Second previous Monthly Extension Rate                                                                    0.02%
                                                                                                                       ------------
           (6)      Average Extension Rate (3)+(4)+(5)
                         divided by 3                                                                                         0.04%
                                                                                                                       ------------
           (7)      Compliance (Extension Test Failure is an
                           Extension Rate equal to or greater than 4%.)                                                       yes
                                                                                                                       ------------

XI.         DELINQUENCY:

      A.       Receivables with Scheduled Payment delinquent
           (1)      31-60 days                                                          #       2,432    $33,850,340          3.47%
                                                                                          -----------------------------------------
           (2)      61-90 days                                                                    519      7,356,744          0.75%
                                                                                          -----------------------------------------
           (3)      over 90 days                                                                  160      2,109,794          0.22%
                                                                                          -----------------------------------------

           Receivables with Scheduled Payment delinquent
               more than 30 days at end of period                                               3,111    $43,316,878          4.44%
                                                                                          =========================================




By:
           --------------------------------------
Name:      Preston A. Miller
           -----------------
Title:     Executive Vice President and Treasurer
           --------------------------------------
Date:      December 2, 1999
           ----------------










                                       2